EXHIBIT 10.5

PURCHASE AGREEMENT

(JPMORGAN CHASE BANK, NATIONAL ASSOCIATION)

among

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as the Seller

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as the Purchaser,

and

[__________________],

not in its individual capacity but

solely as the Interim Eligible Lender Trustee

Dated as of [_______], 200[_]

CHASE EDUCATION LOAN TRUST 200[_]-[_]

TABLE OF CONTENTS

Page

ARTICLE I
TERMS

SECTION 1.1

Terms

1

ARTICLE II
DEFINITIONS

SECTION 2.1

Definitions

1

ARTICLE III
SALE/PURCHASE

SECTION 3.1

Sale/Purchase of Initial Loans.

5

SECTION 3.2

Substitution of Substituted Loans

5

SECTION 3.3

General

6

ARTICLE IV
CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

SECTION 4.1

Activities Prior to the Related Purchase Date

6

SECTION 4.2

Continued Servicing

7

SECTION 4.3

Bill of Sale/Loan Transmittal Summary Form

7

SECTION 4.4

Endorsement.

7

SECTION 4.5

Officers’ Certificate

7

SECTION 4.6

Loan Transfer Statement

7

SECTION 4.7

Power of Attorney

8

SECTION 4.8

Contemporaneous Sale

8

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SELLER AND INTERIM ELIGIBLE LENDER TRUSTEE AND COVENANT OF THE SELLER

SECTION 5.1

General Representations and Warranties of the Seller

8

SECTION 5.2

Particular Representations and Warranties of the Seller

8

SECTION 5.3

Representations and Warranties of the Interim Eligible Lender Trustee

11

SECTION 5.4

Covenant of the Seller

11

ARTICLE VI
REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT; SUBSTITUTION

SECTION 6.1

Repurchase and Reimbursement.

11

SECTION 6.2

Substitution.

13\

-i-

SECTION 6.3

Remedy

14

ARTICLE VII
OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

SECTION 7.1

Remittance

14

SECTION 7.2

Communications

14

ARTICLE VIII
CONTINUING OBLIGATIONS OF THE SELLER

SECTION 8.1

Continuing Obligations of the Seller

14

ARTICLE IX
LIABILITY OF THE SELLER; INDEMNITIES

SECTION 9.1

Liability

15

SECTION 9.2

Indemnities.

15

SECTION 9.3

Survival

15

ARTICLE X
MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE  OBLIGATIONS OF THE SELLER

SECTION 10.1

Merger or Consolidation of, or Assumption of the Obligations of the Seller

15

ARTICLE XI
LIMITATION ON LIABILITY OF THE SELLER AND OTHERS

SECTION 11.1

Limitation on Liability of the Seller and Others

16

ARTICLE XII
LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER TRUSTEE

SECTION 12.1

Limitation of Liability of Interim Eligible Lender Trustee

16

ARTICLE XIII
EXPENSES

SECTION 13.1

Expenses

17

ARTICLE XIV
SURVIVAL OF COVENANTS/SUPERSESSION

SECTION 14.1

Survival of Covenants/Supersession

17

-ii-

ARTICLE XV
COMMUNICATION AND NOTICE REQUIREMENTS

SECTION 15.1

Communication and Notice Requirements

17

ARTICLE XVI
FORM OF INSTRUMENTS

SECTION 16.1

Form of Instruments

18

ARTICLE XVII
MISCELLANEOUS

SECTION 17.1

Amendment.

18

SECTION 17.2

Nonpetition Covenants

19

SECTION 17.3

Governing Law

19

SECTION 17.4

Further Assurances

20

Attachment A     Purchase Agreement Blanket Endorsement

Attachment B     Initial Bill of Sale

Attachment C     Subsequent Purchase Agreement

Attachment D     Subsequent Bill of Sale

-iii-

This Purchase Agreement (this “Purchase Agreement”) dated as of [_____], 200[_] among JPMorgan Chase Bank, National Association (the “Seller”), Collegiate Funding of Delaware, L.L.C. (the “Purchaser”) and [_________], not in its individual capacity but solely as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser under the Interim Eligible Lender Trustee Agreement dated as of [_____], 200[_] between the Purchaser and the Interim Eligible Lender Trustee, shall be effective upon execution by the parties hereto.  References to the Purchaser herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Loans.

WHEREAS, the Seller is the owner of certain Student Loans;

WHEREAS, the Seller desires to sell its interest in the Initial Loans and the Purchaser desires to purchase such Initial Loans from the Seller;

WHEREAS, from time to time, the Seller may substitute Eligible Loans in accordance with the terms of Section 6.2 hereof; and

WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, the Loans for the benefit of and on behalf of the Purchaser.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

ARTICLE I

TERMS

SECTION 1.1   Terms.  This Purchase Agreement establishes the terms under which the Seller may sell and the Purchaser may purchase the Loans (and all obligations of the Obligors thereunder) specified in this Purchase Agreement with respect to the Initial Loans or each Subsequent Purchase Agreement with respect to any Substituted Loans, as the parties may execute from time to time pursuant to this Purchase Agreement.  Each Subsequent Purchase Agreement shall be substantially in the form of Attachment C hereto, incorporating by reference the terms of this Purchase Agreement, and shall be a separate agreement among the Seller, the Purchaser and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser with respect to the Substituted Loans covered by such Subsequent Purchase Agreement.  If the terms of a Subsequent Purchase Agreement conflict with the terms of this Purchase Agreement, the terms of the related Subsequent Purchase Agreement shall supersede and govern.

ARTICLE II

DEFINITIONS

SECTION 2.1   Definitions.  Capitalized terms used but not otherwise defined herein, including in any Subsequent Purchase Agreement or Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of [_____], 200[_], among the Issuer, [________], as Eligible Lender Trustee, and [_______], as Indenture Trustee, as it may be amended or supplemented from time to time, which also contains rules as to usage that shall be applicable.

For purposes hereof:

(a)

“Bill of Sale” means the Initial Bill of Sale or a Subsequent Bill of Sale, as applicable.

(b)

“Borrower” means the obligor on a Loan.

(c)

“Cutoff Date” means (i) the close of business on [_________], 200[_] with respect to the Initial Loans and (ii) the date specified in any related Subsequent Purchase Agreement with respect to any Substituted Loans.

(d)

“Eligible Loan” means a Student Loan offered for sale or substituted by the Seller under this Purchase Agreement or a Subsequent Purchase Agreement, as applicable, and which meets the following criteria as of the related Cutoff Date (except that paragraph (ix) shall be satisfied as of the date specified in Section 5.2 hereof):

(i)

is a Consolidation Loan that is guaranteed as to principal and interest by the applicable Guarantor under a Guarantee Agreement and the Guarantor is, in turn, reinsured by the Department in accordance with FFELP;

(ii)

is fully disbursed;

(iii)

is current or no payment of principal or interest shall be more than [210] days past due as of the related Cutoff Date;

(iv)

the Borrower thereunder is not noted in the records of the Master Servicer or the Subservicer as being currently involved in a bankruptcy Proceeding or in litigation in relation to the Trust Student Loan;

(v)

bears interest at a stated rate not more than the maximum rate permitted under the Higher Education Act for such Loan;

(vi)

is eligible for the payment of the Special Allowance Payments at the full and undiminished rate established under the formula set forth in the Higher Education Act for such type of Loan;

(vii)

if not yet in repayment status, is eligible for the payment of Interest Subsidy Payments by the Department or, if not so eligible, is a Loan for which interest either is billed quarterly to the Borrower or deferred until commencement of the repayment period, and in the case of any such Loans for which interest is deferred, accrued interest thereon is subject to capitalization to the full extent permitted by the applicable Guarantor;

(viii)

is supported by the following documentation, in each case fully complete and, if applicable, executed:

(A)

loan application and each supplement thereto,

(B)

original Student Loan Note,

(C)

evidence of guarantee,

(D)

each other document and/or record which the Purchaser may be required to retain pursuant to the Higher Education Act,

(E)

if applicable, payment history (or similar document) including (1) the principal balance and the date through which interest has been paid, each as of the related Cutoff Date, and (2) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on such Loan,

(F)

if applicable, documentation which supports periods of current or past deferment or past forbearance,

(G)

if applicable, a collection history, if such Loan was ever in a delinquent status, including detailed summaries of contacts and the addresses or telephone numbers used to contact or attempt to contact the Borrower and any other Obligor and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

(H)

if applicable, evidence of all requests for skip-tracing assistance and current address of the Borrower, if located,

(I)

if applicable, evidence of requests for pre-claims or default aversion assistance and evidence that the Borrower’s school(s) have been notified, and

(J)

if applicable, a record of any event resulting in a change to or confirmation of any data in the file for such Loan, and

(ix)

with respect to which each of the representations and warranties contained in Section 5.2 hereof is true and correct.

(e)

“FFELP” means the Federal Family Education Loan Program established under the Higher Education Act.

(f)

“Initial Bill of Sale” means the document, in the form of Attachment B hereto, executed by an Authorized Officer of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser as of the Closing Date which shall (i) set forth the applicable Initial Loans offered by the Seller and accepted for purchase by the Interim Eligible

Lender Trustee for the benefit of and on behalf of the Purchaser, (ii) sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and its assignees all rights, title and interest of the Seller in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by the Seller as set forth in Sections 5.1 and 5.2 hereof are true and correct as of the related Purchase Date or as of the date otherwise noted.

(g)

“Initial Loans” means the Eligible Loans evidenced by the Student Loan Notes sold on the Closing Date pursuant to this Purchase Agreement and related documentation, together with any guarantees and other rights relating thereto, including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(h)

“Loan” means an Initial Loan or a Substituted Loan, as applicable.

(i)

“Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to the Seller by the Purchaser and completed by the Seller that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding principal balance thereof, and accrued interest thereon, as of the related Cutoff Date.

(j)

“Purchase Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Substituted Loans, the date of the related Subsequent Bill of Sale.

(k)

“Purchase Price” means $[___________].

(l)

“Subsequent Bill of Sale” means each document, in the form of Attachment D hereto, executed by an Authorized Officer of the Seller and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser, which shall (i) set forth the list and certain terms of Substituted Loans substituted by the Seller, (ii) sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and its assignees all right, title and interest of the Seller in the Substituted Loans listed on the related Subsequent Bill of Sale and (iii) certify that the representations and warranties made by the Seller pursuant to Sections 5.1 and 5.2 hereof are true and correct as of the related Purchase Date or as of the date otherwise noted.

(m)

“Subsequent Purchase Agreement” means each Subsequent Purchase Agreement (including the related Subsequent Bill of Sale, the related blanket endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which this Purchase Agreement forms a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by the Seller, the Purchaser and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser, which certifies that the representations and warranties made by the Seller as set forth in Sections 5.1 and 5.2 hereof are true and correct as of the related Purchase Date or as of the date otherwise noted.

(n)

“Substituted Loans” means the Eligible Loans evidenced by the Student Loan Notes substituted by the Seller pursuant to the terms of Section 6.2 hereof from time to time as evidenced by a Subsequent Purchase Agreement and related documentation, together with any guarantees and other rights relating thereto, including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

ARTICLE III

SALE/PURCHASE

SECTION 3.1   Sale/Purchase of Initial Loans.

(a)

Consummation of Sale and Purchase.  In consideration of the Purchase Price, the Seller hereby sells to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser the entire right, title and interest of the Seller in the Initial Loans accepted for purchase.  The Purchase Price for the Initial Loans represents the fair market value of the Initial Loans.  The Seller authorizes the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the Initial Loans purchased pursuant to this Purchase Agreement.  The Seller, the Purchaser and the Interim Eligible Lender Trustee intend that the transfer of Loans be, and be construed as, a valid sale of such Loans from the Seller to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser.  However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then the Seller hereby grants to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser a first priority security interest in and to all Initial Loans and any proceeds thereof to secure a loan in an amount equal to the Purchase Price of such Initial Loans.

(b)

Settlement of the Purchase Price.  On the date of the Initial Bill of Sale, the Purchaser shall pay to the Seller the Purchase Price by wire transfer of immediately available funds to the account specified by the Seller and shall deliver to the Seller the applicable percentage of the Certificate.

(c)

Interest Subsidy Payments, Special Allowance Payments and Rebate Fees.  The Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan received up to and including the related Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans up to and including the related Cutoff Date.  The Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Initial Loans received from and including the day immediately after the related Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans from and including the day immediately after the related Cutoff Date.

SECTION 3.2   Substitution of Substituted Loans

(a)

Requirements Relating to Substituted Loans.  The Seller may transfer Substituted Loans to the Purchaser in satisfaction of any Loan repurchase obligations provided under Section 6.2 hereof.  The substitution of Substituted Loans pursuant to a Subsequent Purchase Agreement shall be consummated as set forth in this Section 3.2.

(b)

Consummation of Substitution.  The substitution of Eligible Loans as Substituted Loans pursuant to a Subsequent Purchase Agreement shall be consummated upon (i) the Purchaser’s receipt from the Seller of a fully executed copy of the related Subsequent Purchase Agreement and (ii) the payment by the Seller to the Administrator of the amount set forth in Section 6.2(c) hereof.  Upon consummation, such substitution shall be effective as of the date of the related Subsequent Bill of Sale.  The Seller and the Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to the related Subsequent Purchase Agreement with respect to each Substituted Loan.

(c)

Consideration.  The consideration for the Substituted Loans shall be the transfer from the Purchaser to the Seller of ownership of the Loans being substituted for.

(d)

Interest Subsidy Payments and Special Allowance Payments.  The Interest Subsidy Payments and Special Allowance Payments shall be made in accordance with Section 6.2(c) hereof.

SECTION 3.3   General

(a)

Special Programs.  In consideration of the sale or substitution of the Loans under this Purchase Agreement and each Subsequent Purchase Agreement, the Purchaser agrees to cause the Master Servicer to offer borrowers of the Trust Student Loans all special programs (e.g., interest rate reduction and rebates) generally offered to such borrowers at the time each of such Trust Student Loans was originated; provided, however, that nothing contained in this Section 3.3 shall prevent the Master Servicer from offering borrowers of the Trust Student Loans special programs in accordance with Section 3.1 of the Master Servicing Agreement.

(b)

Intent of the Parties.  With respect to each sale or substitution of Loans pursuant to this Purchase Agreement and any Subsequent Purchase Agreement, as applicable, it is the intention of the Seller, the Interim Eligible Lender Trustee and the Purchaser, and the Seller hereby warrants that, except for U.S. federal, State and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from the Seller to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, or a valid substitution of such Loans and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to the Seller.

ARTICLE IV

CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

Each sale or substitution of Loans pursuant to this Purchase Agreement or any Subsequent Purchase Agreement, as applicable, is subject to the following conditions precedent being satisfied (and the Seller, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such sale or substitution):

SECTION 4.1   Activities Prior to the Related Purchase Date.  The Seller shall provide any assistance reasonably requested by the Purchaser in determining that all required documentation on the related Loans is present and correct.

SECTION 4.2   Continued Servicing.  The Seller shall service, or cause to be serviced, all Loans subject to this Purchase Agreement and any Subsequent Purchase Agreement, as applicable, as required under the Higher Education Act until the date of the related Bill of Sale.

SECTION 4.3   Bill of Sale/Loan Transmittal Summary Form.  The Seller shall deliver to the Purchaser:

(a)

a Bill of Sale that (i) has been duly authorized, executed and delivered by an Authorized Officer of the Seller, covering the applicable Loans offered by the Seller and (ii) has been accepted by the Purchaser as set forth thereon, selling, assigning and conveying to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and its assignees all right, title and interest of the Seller, including the interest of the Seller in the guarantee related to a Loan, in each of the related Loans;

(b)

the Loan Transmittal Summary Form, attached to such Bill of Sale, identifying each of the Loans which is the subject of the Bill of Sale and setting forth the unpaid principal balance of each such Loan; and

(c)

an Officers’ Certificate pursuant to Section 4.5 hereof.

SECTION 4.4   Endorsement.

(a)

The Seller shall provide a blanket endorsement transferring the entire interest of the Seller in the related Loans to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser with the form of endorsement provided for in Attachment A to this Purchase Agreement with respect to the Initial Loans or the applicable Subsequent Purchase Agreement with respect to the Substituted Loans.

(b)

At the direction of and in such form as the Purchaser may reasonably designate, the Seller also agrees to individually endorse the Student Loan Note evidencing any Loan as the Purchaser may reasonably request from time to time.

SECTION 4.5   Officers’ Certificate.  The Seller shall furnish to the Purchaser, with each Bill of Sale provided in connection with each purchase or substitution of Loans pursuant to this Purchase Agreement or any Subsequent Purchase Agreement, as applicable, an Officers’ Certificate with respect to the representations and warranties made by the Seller pursuant to Sections 5.1 and 5.2 hereof, dated the date of the related Bill of Sale.

SECTION 4.6   Loan Transfer Statement.  Upon the Purchaser’s request, the Seller shall deliver to the Purchaser one or more loan transfer statements (Department of Education Form OE 1074 or its equivalent) provided by the Purchaser, executed by the Seller and dated the date of the related Bill of Sale.  The Seller agrees that the Purchaser and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of a loan transfer statement (Department of Education Form OE Form 1074) as official notification to the Guarantor of the assignment by the Seller to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the Loans listed on the related Bill of Sale.

SECTION 4.7   Power of Attorney.  The Seller hereby grants to the Purchaser and the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller the Student Loan Note evidencing any Loan to evidence the transfer of such Loan to the Purchaser and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and to cause to be transferred physical possession of any physical Student Loan Note or control (as defined in the applicable UCC) of any electronic Student Loan Note from the Seller or the Master Servicer to the Purchaser or the Interim Eligible Lender Trustee or any other custodian on their behalf.

SECTION 4.8   Contemporaneous Sale.  Subject to the conditions set forth in Section 3.2(a) hereof, with respect to the acquisition of Substituted Loans, such Substituted Loans shall be contemporaneously sold to the Eligible Lender Trustee for the benefit of and on behalf of the Issuer in accordance with the applicable Subsequent Purchase Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF
THE SELLER AND INTERIM ELIGIBLE LENDER
TRUSTEE AND COVENANT OF THE SELLER

SECTION 5.1   General Representations and Warranties of the Seller.  The Seller represents and warrants to the Purchaser that, as of the applicable Purchase Date:

(a)

The Seller is an eligible lender or other qualified holder of loans originated pursuant to FFELP;

(b)

The Seller is duly organized and existing under the laws of its governing jurisdiction; and

(c)

The Seller has all requisite power and authority to enter into and to perform the terms of this Purchase Agreement, any Subsequent Purchase Agreement, the Initial Bill of Sale and any Subsequent Bill of Sale and, upon execution, each such document shall be enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a Proceeding at law or in equity).

SECTION 5.2   Particular Representations and Warranties of the Seller.  The Seller represents and warrants to the Purchaser with respect to the Loans that, as of the applicable Purchase Date or as of the date otherwise noted:

(a)

The Seller has good and marketable title to, and is the sole owner of, the Loans, free and clear of all Liens, charges, claims, offsets, defenses or counterclaims of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to the Loans;

(b)

This Purchase Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Interim Eligible Lender Trustee, which security interest is prior to all other Liens, claims, offsets, defenses or counterclaims, and is enforceable as such as against creditors of and purchasers from the Seller;

(c)

The Loans constitute either “Payment Intangibles” or “Accounts” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(d)

As of the related Cutoff Date, the Loans are Eligible Loans and the description of such Loans set forth in this Purchase Agreement or any Subsequent Purchase Agreement, as applicable, and the related Loan Transmittal Summary Form is true and correct;

(e)

The Seller is authorized to sell, assign, transfer, substitute and repurchase the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan substitution or repurchase by the Seller, will be made pursuant to and consistent with the laws and regulations under which the Seller operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Seller is a party or by which the Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

(f)

The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(g)

No consents or approvals are required by the terms of the Loans for the consummation of the sale of the Loans hereunder to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser;

(h)

As of the related Cutoff Date, each Loan has been duly made and serviced in accordance with the provisions of FFELP, and has been duly guaranteed by a Guarantor; as of the related Cutoff Date, such guarantee is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser as an incident to the purchase of each Loan; and all guarantee premiums, if any, due and payable to such Guarantor shall have been paid in full as of the date of the related Cutoff Date, provided, however, that the Master Servicer shall not be responsible for ensuring that such Guarantee Agreements between the Interim Eligible Lender Trustee and the Guarantors of the Trust Student Loans are or remain in place;

(i)

Any payment on the Loans received by the Seller that has been allocated to the payment of principal and interest on such Loans has been allocated on a simple interest basis; the information with respect to the Loans, as stated on the related Loan Transmittal Summary Form is true and correct;

(j)

Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(k)

All origination fees, if any, authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Department;

(l)

No default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Transaction Documents;

(m)

It is the intention of the Seller, the Interim Eligible Lender Trustee and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from the Seller to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, and that the beneficial interest in and title to such Loans not be part of the Seller’s estate in the event of the bankruptcy of, or the appointment of a receiver for, the Seller;

(n)

The Seller has caused, or will have caused within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted or otherwise transferred to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser hereunder;

(o)

Except for Student Loan Notes executed electronically, there is only one original executed copy of the Student Loan Note evidencing each Loan. For Student Loan Notes that were executed electronically, the Master Servicer, directly or through subservicers (or, if applicable, third-party sub-custodians), has possession of the electronic records evidencing the Student Loan Note.  The Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Student Loan Notes that constitute or evidence the Loans.  The Student Loan Notes that constitute or evidence the Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser.  All financing statements filed or to be filed against the Seller in favor of the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee”; and

(p)

Other than the security interest granted to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser pursuant to this Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans.  The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser hereunder or any other security interest that has been terminated.  The Seller is not aware of any judgment or tax lien filings against the Seller.

SECTION 5.3   Representations and Warranties of the Interim Eligible Lender Trustee.  The Interim Eligible Lender Trustee represents and warrants that as of the date of this Purchase Agreement, each Subsequent Purchase Agreement and each Bill of Sale, as applicable:

(a)

The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of [_______].  It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Purchase Agreement, each Subsequent Purchase Agreement and each Bill of Sale;

(b)

The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of this Purchase Agreement and each Subsequent Purchase Agreement, and this Purchase Agreement and each Subsequent Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Purchase Agreement and each Subsequent Purchase Agreement on its behalf;

(c)

Neither the execution nor the delivery by it of this Purchase Agreement and each Subsequent Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or [______] state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

(d)

The Interim Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by this Purchase Agreement, each Subsequent Purchase Agreement and the other Transaction Documents, has a lender identification number with respect to the Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Loans.

SECTION 5.4   Covenant of the Seller.  The Seller covenants to the Purchaser with respect to the Loans that the Seller will not agree to release any Guarantor from any of its contractual obligations as a guarantor of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is guaranteed, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of the Purchaser.

ARTICLE VI

REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT; SUBSTITUTION

SECTION 6.1   Repurchase and Reimbursement.

(a)

Each party to this Purchase Agreement shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the Seller’s representations, warranties and covenants made pursuant to Sections 5.1, 5.2 and 5.4 hereof which has a material adverse effect on the interest of the Purchaser and the Interim Eligible Lender Trustee or its successors and assigns (including the Indenture Trustee) in the guarantee of any Trust Student Loan.  In the event any such material breach is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, the Seller shall repurchase any affected Trust Student Loan not later than [210] days following the earlier of the date of discovery of such material breach or the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event any such material breach is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall repurchase such Trust Student Loan not later than the 60th day following the end of such 360-day period.  On the date of repurchase of any Trust Student Loan pursuant to this Section 6.1, the Seller shall also remit as provided in Section 2.6 of the Administration Agreement an amount equal to all non-guaranteed accrued interest amounts (including, without limitation, Interest Subsidy Payments) and forfeited Special Allowance Payments with respect to such Trust Student Loan up to the date of repurchase arising out of a breach of the Seller’s representations, warranties and covenants made pursuant to Sections 5.1, 5.2 and 5.4 hereof.  In consideration of the repurchase of any such Trust Student Loan pursuant to this Section 6.1, the Seller shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

(b)

In addition (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents), if any breach of Section 5.1, 5.2 or 5.4 hereof by the Seller does not trigger such repurchase obligation but does result in the refusal by a Guarantor to pay on a claim under a guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a Guarantor), or the actual loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments (but without duplication of any amounts included within the accrued interest calculation), with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such non-guaranteed interest amounts (including, without limitation, Interest Subsidy Payments) and such forfeited Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to pay on a claim under a guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized.  Such amounts, however, shall be reimbursed if the Borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

(c)

Anything in this Section 6.1 to the contrary notwithstanding, if, as of the last Business Day of any month, the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with the applicable Guarantor and such Guarantor has refused to pay such claim or with respect to which the Master Servicer (or the related

Subservicer) determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach of a provision thereof by the Seller or the Master Servicer (or a Subservicer acting on its behalf) exceeds 1% of the Pool Balance, the Seller shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) repurchase (or the Master Servicer as provided in the Master Servicing Agreement shall purchase), within 30 days of a written request of the Owner Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such repurchase or purchase, as applicable, the aggregate principal amount of any remaining affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be repurchased by the Seller or purchased by the Master Servicer, as applicable, pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of Section 6.1(a) hereof), with Trust Student Loans with the earliest of such date to be repurchased or purchased, as applicable, first.

SECTION 6.2   Substitution.

(a)

In lieu of repurchasing Trust Student Loans pursuant to Section 6.1 hereof, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(i)

principal balance;

(ii)

status (i.e., in-school, grace, deferment, forbearance or repayment);

(iii)

program type (i.e., Unsubsidized Consolidation Loans or Subsidized Consolidation Loans (pre-1993 vs. post-1993));

(iv)

school type (if available);

(v)

interest rate; and

(vi)

remaining term to maturity; provided that, none of the Substituted Loans shall have a maturity date later than six months prior to the Class B Maturity Date.

(b)

In addition, each Substituted Loan will comply, as of the related Purchase Date or as of the date otherwise noted, with all of the representations and warranties pursuant to Section 5.2 hereof.  In choosing Eligible Loans to be substituted pursuant to this Section 6.2, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders.  In connection with each substitution, the Subsequent Purchase Agreement and related Subsequent Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

(c)

In the event that the Seller elects to substitute Eligible Loans pursuant to this Section 6.2, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the Substituted Loans and the Purchase Amount of the Trust Student Loans

for which they are being substituted.  The Seller shall also remit to the Administrator an amount equal to all non-guaranteed accrued interest amounts (including, without limitation, Interest Subsidy Payments) and forfeited Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

SECTION 6.3   Remedy.  The sole remedy of the Purchaser, the Interim Eligible Lender Trustee and the Noteholders or any other party to the Transaction Documents with respect to a breach by the Seller pursuant to Sections 5.1, 5.2 and 5.4 hereof is set forth in Section 11.1 hereof.  The Interim Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Article VI.

ARTICLE VII

OBLIGATION TO REMIT SUBSEQUENT PAYMENTS
AND FORWARD COMMUNICATIONS

SECTION 7.1   Remittance.  Any payment received by the Seller with respect to amounts accrued after the date of the related Bill of Sale for any Loan sold to the Purchaser, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by the Seller in trust for the account of the Purchaser and the Seller hereby disclaims any title to or interest in any such amounts.  Within two Business Days following the date of receipt, the Seller shall remit to the Purchaser an amount equal to any such payments, together with a listing on a form provided by the Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

SECTION 7.2   Communications.  Any written communication received at any time by the Seller with respect to any Loan shall be transmitted by the Seller to the Master Servicer and the related Subservicer promptly upon receipt. Such communications shall include letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

ARTICLE VIII

CONTINUING OBLIGATIONS OF THE SELLER

SECTION 8.1   Continuing Obligations of the Seller.  The Seller shall provide all reasonable assistance necessary for the Purchaser to resolve account problems with respect to any Loan raised by any Borrower, the Guarantor or the Department provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period the Seller owned such Loan or (b) a payment made or alleged to have been made to the Seller. Further, the Seller agrees to execute any financing statements at the reasonable request of the Purchaser and take all other actions reasonably requested by the Purchaser in order to reflect the Purchaser’s interest in the Loans.

ARTICLE IX

LIABILITY OF THE SELLER; INDEMNITIES

SECTION 9.1   Liability.  The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Purchase Agreement and any Subsequent Purchase Agreement.

SECTION 9.2   Indemnities.

(a)

Subject to the provisions of Section 11.1 hereof, the Seller shall indemnify, defend and hold harmless the Purchaser from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Loans to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser, or asserted with respect to ownership of the Loans) and costs and expenses in defending against the same.

(b)

Subject to the provisions of Section 11.1 hereof, the Seller shall indemnify, defend and hold harmless the Purchaser from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Purchase Agreement or any Subsequent Purchase Agreement, or by reason of reckless disregard of its obligations and duties under this Purchase Agreement or any Subsequent Purchase Agreement.

(c)

The Seller shall cause the Administrator to indemnify the Interim Eligible Lender Trustee as and to the extent provided for in Section 4.2(d) of the Administration Agreement.

SECTION 9.3   Survival.  Indemnification under this Article IX shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of this Purchase Agreement, and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Seller shall have made any indemnity payments pursuant to this Article IX and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

ARTICLE X

MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
OBLIGATIONS OF THE SELLER

SECTION 10.1   Merger or Consolidation of, or Assumption of the Obligations of the Seller.  Any corporation or other entity (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Seller shall be a party, or (iii) which may succeed to all or substantially all of the business of the Seller, which corporation or other entity shall be bound to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Purchase Agreement. The Seller shall give prompt written notice of any merger or consolidation to the Issuer, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, the Indenture Trustee, the Administrator and the Master Servicer.

ARTICLE XI

LIMITATION ON LIABILITY OF THE SELLER AND OTHERS

SECTION 11.1   Limitation on Liability of the Seller and Others.  The Seller and its directors, officers, employees and agents may rely in good faith on the advice of counsel or on any document of any kind, properly executed and submitted by any Person, in respect of any matters arising hereunder (provided that such reliance shall not limit in any way the Seller’s obligations under Article VI hereof).  The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Purchase Agreement or any Subsequent Purchase Agreement, and that in its opinion may impose upon it any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of the Seller will constitute the sole remedy available to the Purchaser, the Interim Eligible Lender Trustee and the Noteholders for breaches of Sections 5.1, 5.2 and 5.4 of this Purchase Agreement; provided, however, that the information with respect to the Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and, to the extent that the aggregate principal balance of the Loans that are listed on the related Bill of Sale as of the related Purchase Date is less than the aggregate principal balance stated on the related Bill of Sale, the Seller shall remit such deficiency to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser.  Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

ARTICLE XII

LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER TRUSTEE

SECTION 12.1   Limitation of Liability of Interim Eligible Lender Trustee.  Notwithstanding anything contained herein to the contrary, this Purchase Agreement has been and any Subsequent Purchase Agreement will be, signed by [_______], not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for the Purchaser.  In no event shall the Interim Eligible Lender Trustee, in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Purchaser under this Purchase Agreement or any Subsequent Purchase Agreement or in any of the certificates, notices or agreements delivered pursuant hereto or thereto as to all of which recourse shall be had solely to the assets of the Purchaser.

ARTICLE XIII

EXPENSES

SECTION 13.1   Expenses.  Except as otherwise provided herein, each party to this Purchase Agreement or any Subsequent Purchase Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of this Purchase Agreement and any Subsequent Purchase Agreement and the transactions contemplated herein or therein.

ARTICLE XIV

SURVIVAL OF COVENANTS/SUPERSESSION

SECTION 14.1   Survival of Covenants/Supersession.  All covenants, agreements, representations and warranties made herein or in any Subsequent Purchase Agreement shall survive the consummation of the acquisition of the Loans provided for in this Purchase Agreement or such Subsequent Purchase Agreement, as applicable. All covenants, agreements, representations and warranties made herein or in any Subsequent Purchase Agreement by or on behalf of the Seller shall bind and inure to the benefit of any successors or assigns of the Purchaser and the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and shall survive with respect to each Loan.  This Purchase Agreement and each Subsequent Purchase Agreement supersedes all previous agreements and understandings between the Purchaser and the Seller with respect to the subject matter thereof.  Noteholders holding a majority of the Outstanding Amount of the Controlling Class (or Certificateholders holding a majority of the Percentage Interests of the Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Controlling Class) may, on behalf of all Noteholders and the Certificateholders, waive, in writing, any default by the Seller or the Purchaser in the performance of its obligations hereunder and any consequences thereof.  Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the other Transaction Documents.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE XV

COMMUNICATION AND NOTICE REQUIREMENTS

SECTION 15.1   Communication and Notice Requirements.  All communications, notices and approvals provided for in this Purchase Agreement or in any Subsequent Purchase Agreement shall be in writing and mailed or delivered to the Seller or the Purchaser, as the case may be, addressed as set forth in this Purchase Agreement or such Subsequent Purchase Agreement, as applicable, or at such other address as either party may hereafter designate by notice to the other party.  Notice given in any such communication, mailed to the Seller or the Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

ARTICLE XVI

FORM OF INSTRUMENTS

SECTION 16.1   Form of Instruments.  All instruments and documents delivered or to be delivered in connection with this Purchase Agreement and any Subsequent Purchase Agreement, and all proceedings to be taken in connection with this Purchase Agreement and any Subsequent Purchase Agreement and the transactions contemplated herein and therein, shall, to the extent the forms of such instruments or documents are attached hereto, be substantially in the form as set forth in the attachments hereto, and the Purchaser shall have received from the Seller copies of such documents as it or its counsel shall reasonably request in connection therewith.

ARTICLE XVII

MISCELLANEOUS

SECTION 17.1   Amendment.

(a)

This Purchase Agreement, any Subsequent Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein or in any Subsequent Purchase Agreement, any Bill of Sale or any document or instrument delivered in accordance herewith or therewith, the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or in any Subsequent Purchase Agreement, any Bill of Sale or any document or instrument delivered in accordance herewith or therewith or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders. An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other parties hereto an Opinion of Counsel to that effect.

(b)

This Purchase Agreement, any Subsequent Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class and with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or in any Subsequent Purchase Agreement, any Bill of Sale or any document or instrument delivered in accordance herewith or therewith or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Purchase Agreement, any Subsequent Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance  herewith or therewith;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 17.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Purchase Agreement or in any Subsequent Purchase Agreement, any Bill of Sale or any document or instrument delivered in accordance herewith or therewith, the Interim Eligible Lender Trustee shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

Prior to the execution of any amendment to this Purchase Agreement, any Subsequent Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance  herewith or therewith, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Purchase Agreement.  The Interim Eligible Lender Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities under this Purchase Agreement or otherwise.

(f)

Notwithstanding anything in this Section 17.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 of the Trust Agreement without the consent and approval of a majority of the Outstanding Amount of the Notes and a majority of the aggregate Percentage Interests of the Certificates.

SECTION 17.2   Nonpetition Covenants.  Notwithstanding any prior termination of this Purchase Agreement, neither the Seller nor the Interim Eligible Lender Trustee shall, at any time, institute against the Purchaser any bankruptcy proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to this Purchase Agreement or any of the other Transaction Documents.  The foregoing shall not limit the rights of the Seller or the Interim Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Purchaser by a Person other than the Seller or the Interim Eligible Lender Trustee.

SECTION 17.3   GOVERNING LAW.  THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 17.4   Further Assurances.  The Seller and the Purchaser agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party hereto or by the Issuer or the Indenture Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Seller By:___________________________ Name: Title:
COLLEGIATE FUNDING OF DELAWARE, L.L.C., as Purchaser By:___________________________ Name: Title:
[_______________], not in its individual capacity but solely as Interim Eligible Lender Trustee By:___________________________ Name: Title:

Attachment A

PURCHASE AGREEMENT

BLANKET ENDORSEMENT DATED [______], 200[_]

JPMorgan Chase Bank, National Association (the “Seller”), by execution of this instrument (this “Blanket Endorsement”), hereby endorses the attached promissory note which is one of the Student Loan Notes described in the Initial Bill of Sale, dated the date hereof, executed by the Seller in favor of [_________], as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C. (the “Purchaser”).  This Blanket Endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Purchase Agreement, dated [__________], 200[_], among the Seller, the Purchaser and the Interim Eligible Lender Trustee.

This Blanket Endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Seller agrees to individually endorse each Student Loan Note in the form provided by the Purchaser as the Purchaser may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Loan.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

THE SALE AND PURCHASE OF THE INITIAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE PURCHASE AGREEMENT.  BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE PURCHASE AGREEMENT.  THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON THE PURCHASER’S PAYMENT TO THE SELLER OF THE PURCHASE PRICE (AS DEFINED IN THE PURCHASE AGREEMENT) AND DELIVERY OF THE APPLICABLE PERCENTAGE OF THE CERTIFICATE AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL BILL OF SALE.

Attachment A-1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 1111 Polaris Parkway Columbus, Ohio 43240 Lender Code: By:______________________________ (Signature of Authorized Officer) Name: Title:

PURCHASER

[___________], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser

[Insert Address]

By:______________________________

(Signature of Authorized Officer)

Name:

Title:

Date of Purchase:  [______], 200[_]

Attachment A-2

Attachment B

INITIAL BILL OF SALE DATED [______], 200[_]

The undersigned (the “Seller”), for value received and pursuant to the terms and conditions of the Purchase Agreement, dated [_______], 200[_] (the “Purchase Agreement”) among the Seller, Collegiate Funding of Delaware, L.L.C. (the “Purchaser”), and [_________], as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser under the Interim Eligible Lender Trustee Agreement, dated as of [_______], 200[_] between the Purchaser and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and its assignees all right, title and interest of the Seller in the Initial Loans listed on Schedule A attached hereto, including the interest of the Seller in the guarantee related to a Loan under FFELP (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, has accepted for purchase.  The Initial Loans accepted for purchase by the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, and the effective date of sale and purchase are described below and the individual accounts are listed on Schedule A attached hereto.

The Seller hereby makes the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Purchase Agreement. The Seller authorizes the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) (listed below) of assignment to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, of the Initial Loans on the Closing Date.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

LISTING OF LOANS ON FOLLOWING PAGE

Attachment B-1

         Schedule A

List of Initial Loans:

[TBP.]

Guarantor(s):

•

American Student Assistance

•

The Pennsylvania Higher Education Assistance Agency

•

Texas Guaranteed Student Loan Corporation

Attachment B-2

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER JPMORGAN CHASE BANK, NATIONAL ASSOCIATION 1111 Polaris Parkway Columbus, Ohio 43240 Lender Code: _________ By:_____________________________ (Signature of Authorized Officer) Name: Title:

PURCHASER

[__________], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser

[Insert Address]

By:_____________________________

(Signature of Authorized Officer)

Name:

Title:

Date of Purchase:  [_______], 200[_]

Attachment B-3

Attachment C

SUBSEQUENT PURCHASE AGREEMENT NUMBER [___]

Dated as of [______], 20[__]

Pursuant to the Purchase Agreement, dated as of [_______], 200[_] (the “Purchase Agreement”) among JPMorgan Chase Bank, National Association (the “Seller”), Collegiate Funding of Delaware, L.L.C. (the “Purchaser”) and [_______], as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser, the Seller hereby offers to substitute certain Loans by transferring to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser under the Interim Eligible Lender Trustee Agreement, dated as of [_______], 200[_] between the Purchaser and the Interim Eligible Lender Trustee, the entire right, title and interest of the Seller in the Loans described in the related Subsequent Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, accepts the Seller’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the transfer from the Seller of the ownership of the Loans being substituted for, the Seller hereby substitutes such Loans by transferring to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, the entire right, title and interest of the Seller in the Loans accepted for substitution, subject to all the terms and conditions of the Purchase Agreement and any amendments thereto permitted by its terms, incorporated herein by reference.  The amount to be deposited by the Seller into the Collection Account pursuant to Section 6.2 of the Purchase Agreement shall be $[              ].

This document shall constitute a Subsequent Purchase Agreement referred to in the Purchase Agreement and, except as modified herein, each term used herein shall have the same meaning as in the Purchase Agreement.  All references in the Purchase Agreement to Loans or Substituted Loans, as applicable, shall be deemed to refer to the Substituted Loans governed by this Subsequent Purchase Agreement.  The Seller hereby makes all the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Purchase Agreement regarding the Substituted Loans described in the related Subsequent Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date or as of the date otherwise specified in said Sections.

The Seller authorizes the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, to use a copy of the related Subsequent Bill of Sale, including the Loan Transmittal Summary Form attached to such Subsequent Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser, of the Substituted Loans transferred pursuant hereto on the Purchase Date.

The Cutoff Date under this Subsequent Purchase Agreement is the close of business on [_________], 200[_].

The parties hereto intend that the transfer of Substituted Loans described in the related Subsequent Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a

Attachment C-1

valid substitution of such Substituted Loans from the Seller to the Interim Eligible Lender Trustee, for the benefit of and on behalf of the Purchaser.  However, in the event that, notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in and to all Substituted Loans described in the related Subsequent Bill of Sale and related Loan Transmittal Summary Form and any proceeds thereof to secure a Loan in an amount equal to the Purchase Amount of such Substituted Loans.

Attachment C-2

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Purchase Agreement Number [____] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Seller

By:___________________________

Name:

Title:

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as Purchaser

By:___________________________

Name:

Title:

[______________],

not in its individual capacity but solely as Interim Eligible Lender Trustee

By:___________________________

Name:

Title:

Attachment C-3

SUBSEQUENT PURCHASE AGREEMENT NUMBER [___]
[___] BLANKET ENDORSEMENT DATED [_______], 20[__]

JPMorgan Chase Bank, National Association (the “Seller”), by execution of this instrument (this “Blanket Endorsement”), hereby endorses the attached promissory note which is one of the Student Loan Notes described in the Subsequent Bill of Sale, dated the date hereof, executed by the Seller in favor of [________], as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of Collegiate Funding of Delaware, L.L.C. (the “Purchaser”).  This Blanket Endorsement is in blank, unrestricted form and without recourse except as provided in Article VI of the Purchase Agreement referred to in the Subsequent Purchase Agreement among the Seller, the Purchaser and the Interim Eligible Lender Trustee (the “Subsequent Purchase Agreement”).

This Blanket Endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Student Loan Notes.

Notwithstanding the foregoing, the Seller agrees to individually endorse each Student Loan Note in the form provided by the Purchaser as the Purchaser may from time to time reasonably require or if such individual endorsement is required by the Guarantor of the Loan.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

THE TRANSFER OF THE SUBSTITUTED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED SUBSEQUENT PURCHASE AGREEMENT.  BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, AND UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SUBSEQUENT PURCHASE AGREEMENT.  THE SUBSTITUTION SHALL BE CONSUMMATED UPON THE PURCHASER’S TRANSFER TO THE SELLER OF OWNERSHIP OF THE LOANS BEING SUBSTITUTED FOR AND, UNLESS OTHERWISE AGREED BY THE SELLER AND THE PURCHASER IN WRITING, SHALL BE EFFECTIVE AS OF THE DATE OF THE SUBSEQUENT BILL OF SALE.

Attachment C-4

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

1111 Polaris Parkway

Columbus, Ohio 43240

Lender Code:  ___________________

By:  ____________________________

        (Signature of Authorized Officer)

Name:

Title:

PURCHASER

[_________], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser

[Insert Address]

By:  _____________________________

(Signature of Authorized Officer)

Name:

Title:

Date of Transfer: [_______], 200[_]

Attachment C-5

Attachment D

SUBSEQUENT BILL OF SALE
DATED [______], 20[_]

The undersigned (the “Seller”), for value received and pursuant to the terms and conditions of Subsequent Purchase Agreement Number [___], dated as of [_____], 200[_] (the “Subsequent Purchase Agreement”) among the Seller, Collegiate Funding of Delaware, L.L.C. (the “Purchaser”), and [________], as interim eligible lender trustee (the “Interim Eligible Lender Trustee”) for the benefit of and on behalf of the Purchaser under the Interim Eligible Lender Trustee Agreement, dated as of [_____], 200[_] between the Purchaser and the Interim Eligible Lender Trustee, does hereby assign and convey to the Purchaser and its assignees all right, title and interest of the Seller in the Substituted Loans listed on Scheduled A attached hereto, including the interest of the Seller in the guarantee related to a Loan under FFELP (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser has accepted for transfer.  The Substituted Loans accepted for purchase by the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser and the effective date of substitution are described below and the individual accounts are listed on the Schedule A attached hereto.

The Seller hereby makes the representations, warranties and covenants set forth in Sections 5.1, 5.2 and 5.4 of the Purchase Agreement incorporated by reference in the Subsequent Purchase Agreement related hereto. The Seller authorizes the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) (listed below) of assignment to the Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser of the Substituted Loans accepted for substitution, on the related Purchase Date.

Defined terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

LISTING OF LOANS ON FOLLOWING PAGE

Attachment D-1

Schedule A

List of Loans:

[TBP.]

Guarantor(s):

[To be provided.]

Attachment D-2

IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

1111 Polaris Parkway

Columbus, Ohio 43240

Lender Code:  ___________________

By:  ____________________________

      (Signature of Authorized Officer)

Name:

Title:

PURCHASER

[________], not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of and on behalf of the Purchaser

[Insert Address]

By:  _____________________________

(Signature of Authorized Officer)

Name:

Title:

Date of Transfer: [_______], 200[_]

Attachment D-3

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Substituted Loans	Principal Balance as of the Related Cutoff Date	Purchase Price

Attachment D-4